                                                                                                                     page 1
                                       SERVICER'S CERTIFICATE
                                 AMERICAN HONDA FINANCE CORPORATION
                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          Collection Period: 5/1/2006 through 5/31/2006                       Determination Date: 6/13/2006
                                                                                                    Payment Date: 6/19/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
    (A) Total Portfolio Balance                                                                           $1,370,797,951.15
    (B) Total Securities Balance                                                                          $1,370,797,951.15
    (C) Class A-1 Notes
        (i)   Class A-1 Notes Balance                                                                       $340,000,000.00
        (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                    24.80%
        (iii) Class A-1 Notes Rate                                                                                 3.42005%
        (iv)  Class A-1 Notes Accrual Basis                                                                      Actual/360
    (D) Class A-2 Notes
        (i)   Class A-2 Notes Balance                                                                       $345,000,000.00
        (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                    25.17%
        (iii) Class A-2 Notes Rate                                                                                   3.730%
        (iv)  Class A-2 Notes Accrual Basis                                                                          30/360
    (E) Class A-3 Notes
        (i)   Class A-3 Notes Balance                                                                       $440,000,000.00
        (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                    32.10%
        (iii) Class A-3 Notes Rate                                                                                   3.870%
        (iv)  Class A-3 Notes Accrual Basis                                                                          30/360
    (F) Class A-4 Notes
        (i)   Class A-4 Notes Balance                                                                       $199,875,000.00
        (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                    14.58%
        (iii) Class A-4 Notes Rate                                                                                   4.030%
        (iv)  Class A-4 Notes Accrual Basis                                                                          30/360
    (G) Certificates
        (i)   Certificates Balance                                                                           $45,922,951.15
        (ii)  Certificates Percentage (G(i)/B)                                                                        3.35%
        (iii) Certificates Rate                                                                                      4.030%
        (iv)  Certificates Accrual Basis                                                                             30/360
    (H) Servicing Fee Rate                                                                                            1.00%
    (I) Portfolio Summary
        (i)   Weighted Average Coupon (WAC)                                                                           3.93%
        (ii)  Weighted Average Original Maturity (WAOM)                                                               56.34 months
        (iii) Weighted Average Remaining Maturity (WAM)                                                               48.08 months
        (iv)  Number of Receivables                                                                                  91,781
    (J) Reserve Fund
        (i)   Reserve Account Initial Deposit Percentage                                                              0.50%
        (ii)  Reserve Account Initial Deposit                                                                 $6,853,989.76
        (iii) Specified Reserve Account Percentage                                                                    0.50%
        (iv)  Specified Reserve Account Balance                                                               $6,853,989.76

    (K) Yield Supplement Account Deposit                                                                     $51,925,384.50

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
    (A) Total Portfolio Balance                                                                             $917,564,489.05
    (B) Total Securities Balance                                                                            $917,564,489.05
    (C) Cumulative Note and Certificate Pool Factor                                                               0.6693652
    (D) Class A-1 Notes
        (i)   Class A-1 Notes Balance                                                                                 $0.00
        (ii)  Class A-1 Notes Pool Factor                                                                         0.0000000
        (iii) Class A-1 Notes Interest Carryover Shortfall                                                            $0.00
        (iv)  Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
    (E) Class A-2 Notes
        (i)   Class A-2 Notes Balance                                                                       $235,287,813.56
        (ii)  Class A-2 Notes Pool Factor                                                                         0.6819937
        (iii) Class A-2 Notes Interest Carryover Shortfall                                                            $0.00
        (iv)  Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
    (F) Class A-3 Notes
        (i)   Class A-3 Notes Balance                                                                       $440,000,000.00
        (ii)  Class A-3 Notes Pool Factor                                                                         1.0000000
        (iii) Class A-3 Notes Interest Carryover Shortfall                                                            $0.00
        (iv)  Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
    (G) Class A-4 Notes
        (i)   Class A-4 Notes Balance                                                                       $199,875,000.00
        (ii)  Class A-4 Notes Pool Factor                                                                         1.0000000
        (iii) Class A-4 Notes Interest Carryover Shortfall                                                            $0.00
        (iv)  Class A-4 Notes Principal Carryover Shortfall                                                           $0.00
    (H) Certificates
        (i)   Certificates Balance                                                                           $42,401,675.49
        (ii)  Certificates Pool Factor                                                                            0.9233221
        (iii) Certificates Interest Carryover Shortfall                                                               $0.00
        (iv)  Certificates Principal Carryover Shortfall                                                              $0.00
    (I) Servicing Fee
        (i)   Servicing Fee Shortfall                                                                                 $0.00

                                                                                                                     page 2
                                 AMERICAN HONDA FINANCE CORPORATION
                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          Collection Period: 5/1/2006 through 5/31/2006                       Determination Date: 6/13/2006
                                                                                                    Payment Date: 6/19/2006

    (J) End of Prior Month Account Balances
        (i)   Reserve Account                                                                                 $6,853,989.76
        (ii)  Yield Supplement Account                                                                       $27,788,619.77
        (iii) Payahead Account                                                                                        $0.00
        (iv)  Advances Outstanding                                                                              $406,038.71
    (K) Portfolio Summary as of End of Prior Month
        (i)   Weighted Average Coupon (WAC)                                                                           3.92%
        (ii)  Weighted Average Remaining Maturity (WAM)                                                               38.18 months
        (iii) Number of Receivables                                                                                  79,966
    (L) Note and Certificate Principal Distribution Percentages
        (i)   Note Percentage                                                                                        95.55%
        (ii)  Certificate Percentage                                                                                  4.45%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
    (A) Precomputed Contracts Principal
        (i)   Scheduled Principal Collections                                                                         $0.00
        (ii)  Prepayments in Full                                                                                     $0.00
        (iii) Prepayments in Full due to Repurchases                                                                  $0.00
    (B) Precomputed Contracts Collections                                                                             $0.00
    (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                        $0.00
    (D) Simple Interest Receivables Principal
        (i)   Principal Collections                                                                          $27,417,670.36
        (ii)  Prepayments in Full                                                                            $11,752,371.81
        (iii) Repurchased Receivables Related to Principal                                                            $0.00
    (E) Simple Interest Receivables Interest
        (i)   Simple Interest Collections                                                                     $3,018,312.60
    (F) Payment Advance for Precomputes
        (i)   Reimbursement of Previous Advances                                                                      $0.00
        (ii)  Current Advance Amount                                                                                  $0.00
    (G) Interest Advance for simple Interest - Net                                                             ($57,281.75)
    (H) Payahead Account
        (i)   Payments Applied                                                                                        $0.00
        (ii)  Additional Payaheads                                                                                    $0.00
    (I) Portfolio Summary as of End of Month
        (i)   Weighted Average Coupon (WAC)                                                                           3.92%
        (ii)  Weighted Average Remaining Maturity (WAM)                                                               37.33 months
        (iii) Remaining Number of Receivables                                                                        78,676

    (J) Delinquent Receivables                              # Units                      Dollar Amount
                                                        ----------------        --------------------------------

        (i)   31-60 Days Delinquent                     1,925      2.45%        $22,711,586.73             2.59%
        (ii)  61-90 Days Delinquent                       365      0.46%         $4,446,685.44             0.51%
        (iii) 91 Days or More Delinquent                   84      0.11%         $1,031,983.64             0.12%
    (K) Vehicles Repossessed During Collection Period      43      0.05%           $522,840.15             0.06%
    (L) Total Repossessed Vehicles in Inventory            76      0.10%           $977,824.60             0.11%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
    (A) Collection Account Investment Income                                                                          $0.00
    (B) Reserve Account Investment Income                                                                        $28,494.29
    (C) Yield Supplement Account Investment Income                                                              $119,137.25
    (D) Trust Fees Expense                                                                                            $0.00
    (E) Aggregate Net Losses for Collection Period                                                               107,114.55
    (F) Liquidated Receivables Information
        (i)   Gross Principal Balance on Liquidated Receivables                                                  594,415.17
        (ii)  Liquidation Proceeds                                                                               285,855.71
        (iii) Recoveries from Prior Month Charge Offs                                                            201,444.91
    (G) Days in Accrual Period                                                                                           32
    (H) Deal age                                                                                                         12

                                                     MONTHLY COLLECTIONS
                                                     -------------------

V. INTEREST COLLECTIONS
-----------------------
    (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                 $2,961,030.85

VI. PRINCIPAL COLLECTIONS
-------------------------
    (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                            $39,170,042.17
    (B) Liquidation Proceeds (IV(F(i)))                                                                          285,855.71
    (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                            0.00
    (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                      201,444.91
                                                                                                           -----------------
    (E) Total Principal Collections (A+B+C+D)                                                                $39,657,342.79

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                   $42,618,373.64
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                $1,900,652.84
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                        $44,519,026.48
-------------------------------------

                                                                                                                     page 3
                                 AMERICAN HONDA FINANCE CORPORATION
                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          Collection Period: 5/1/2006 through 5/31/2006                       Determination Date: 6/13/2006
                                                                                                    Payment Date: 6/19/2006

                                                    MONTHLY DISTRIBUTIONS
                                                    ---------------------

X. FEE DISTRIBUTIONS
--------------------
    (A) Servicing Fee
        (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                    $764,637.07
        (ii)  Servicing Fee Paid   ($ 0.56 per $1,000 original principal amount)                                 764,637.07
                                                                                                           -----------------
        (iii) Servicing Fee Shortfall                                                                                 $0.00
    (B) Reserve Account Investment Income (IV(B))                                                                $28,494.29
    (C) Yield Supplement Account Investment Income  (IV(C))                                                           $0.00
    (D) Trust Fees Expense (IV(D))                                                                                    $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
    (A) Interest
        (i)   Class A-1 Notes
              (a) Class A-1 Notes Interest Due                                                                        $0.00
              (b) Class A-1 Notes Interest Paid                                                                        0.00
                                                                                                          -----------------
              (c) Class A-1 Notes Interest Shortfall                                                                  $0.00
        (ii)  Class A-2 Notes
              (a) Class A-2 Notes Interest Due                                                                  $731,352.95
              (b) Class A-2 Notes Interest Paid                                                                  731,352.95
                                                                                                          -----------------
              (c) Class A-2 Notes Interest Shortfall                                                                  $0.00
        (iii) Class A-3 Notes
              (a) Class A-3 Notes Interest Due                                                                $1,419,000.00
              (b) Class A-3 Notes Interest Paid                                                                1,419,000.00
                                                                                                          -----------------
              (c) Class A-3 Notes Interest Shortfall                                                                  $0.00
        (iv)  Class A-4 Notes
              (a) Class A-4 Notes Interest Due                                                                  $671,246.88
              (b) Class A-4 Notes Interest Paid                                                                  671,246.88
                                                                                                          -----------------
              (c) Class A-4 Notes Interest Shortfall                                                                  $0.00
        (v)   Total Note Interest
              (a) Total Note Interest Due                                                                     $2,821,599.83
              (b) Total Note Interest Paid                                                                     2,821,599.83
                                                                                                          -----------------
              (c) Total Note Interest Shortfall                                                                       $0.00
              (d) Reserve Account Withdrawal for Note Interest                                                        $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                     $40,932,789.58
    (B) Principal
        (i)   Noteholders' Principal Distribution Amounts                                                    $37,994,938.99
        (ii)  Class A-1 Notes Principal
              (a) Class A-1 Notes Principal Due                                                                       $0.00
              (b) Class A-1 Notes Principal Paid                                                                       0.00
                                                                                                          -----------------
              (c) Class A-1 Notes Principal Shortfall                                                                 $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00
        (iii) Class A-2 Notes Principal
              (a) Class A-2 Notes Principal Due                                                              $37,994,938.99
              (b) Class A-2 Notes Principal Paid                                                              37,994,938.99
                                                                                                          -----------------
              (c) Class A-2 Notes Principal Shortfall                                                                 $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00
        (iv)  Class A-3 Notes Principal
              (a) Class A-3 Notes Principal Due                                                                       $0.00
              (b) Class A-3 Notes Principal Paid                                                                       0.00
                                                                                                          -----------------
              (c) Class A-3 Notes Principal Shortfall                                                                 $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00
        (v)   Class A-4 Notes Principal
              (a) Class A-4 Notes Principal Due                                                                       $0.00
              (b) Class A-4 Notes Principal Paid                                                                       0.00
                                                                                                          -----------------
              (c) Class A-4 Notes Principal Shortfall                                                                 $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00
        (vi)  Total Notes Principal
              (a) Total Notes Principal Due                                                                   37,994,938.99
              (b) Total Notes Principal Paid                                                                  37,994,938.99
                                                                                                          -----------------
              (c) Total Notes Principal Shortfall                                                                     $0.00
              (d) Reserve Account Withdrawal                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
    Amount available for deposit into reserve account                                                         $2,937,850.59
    Amount deposited into reserve account                                                                              0.00
    Excess Amount Released from Reserve Account                                                                        0.00
                                                                                                          -----------------
    Excess funds available to Certificateholders                                                               2,937,850.59
                                                                                                          -----------------

                                                                                                                     page 4
                                 AMERICAN HONDA FINANCE CORPORATION
                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          Collection Period: 5/1/2006 through 5/31/2006                       Determination Date: 6/13/2006
                                                                                                    Payment Date: 6/19/2006

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
    (A) Interest
        (i)   Certificate Monthly Interest Due                                                                  $142,398.96
        (ii)  Certificate Interest Shortfall Beginning Balance                                                        $0.00
                                                                                                          -----------------
        (iii) Total Certificate Interest Due                                                                    $142,398.96
        (iv)  Certificate Interest Paid                                                                          142,398.96
                                                                                                          -----------------
        (v)   Certificate Interest Shortfall Ending Balance                                                           $0.00
    (B) Principal
        (i)   Certificate Monthly Principal Due                                                               $1,769,518.35
        (ii)  Certificate Principal Shortfall Beginning Balance                                                       $0.00
                                                                                                          -----------------
        (iii) Total Certificate Principal Due                                                                 $1,769,518.35
        (iv)  Certificate Principal Paid                                                                       1,769,518.35
                                                                                                          -----------------
        (v)   Certificate Principal Shortfall Ending Balance                                                          $0.00
    (C) Release to Seller                                                                                     $1,025,933.28

                                                    DISTRIBUTIONS SUMMARY
                                                    ---------------------

    (A) Total Collections                                                                                    $44,519,026.48
    (B) Service Fee                                                                                             $764,637.07
    (C) Trustee Fees                                                                                                   0.00
    (D) Class A1 Amount                                                                                               $0.00
    (E) Class A2 Amount                                                                                      $38,726,291.94
    (F) Class A3 Amount                                                                                       $1,419,000.00
    (G) Class A4 Amount                                                                                         $671,246.88
    (H) Amount Deposited into Reserve Account                                                                         $0.00
    (I) Certificateholders                                                                                    $1,911,917.31
    (J) Release to seller                                                                                     $1,025,933.28
    (K) Total amount distributed                                                                             $44,519,026.48
    (L) Amount of Draw from Reserve Account                                                                            0.00
    (M) Excess Amount Released from Reserve Account                                                                    0.00

                                DISTRIBUTION TO SECURITYHOLDERS
                                -------------------------------

    Note Interest Distribution Amount                                                                         $2,821,599.83
        Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-2 Notes:   ($ 2.12 per $1,000 original principal amount)
        Class A-3 Notes:   ($ 3.23 per $1,000 original principal amount)
        Class A-4 Notes:   ($ 3.36 per $1,000 original principal amount)

    Note Principal Distribution Amount                                                                        37,994,938.99
        Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-2 Notes:   ($ 110.13 per $1,000 original principal amount)
        Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

    Note Interest Carryover Shortfall                                                                                  0.00
        Change from immediately preceding Payment Date                                                                 0.00
        Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

    Note Principal Carryover Shortfall                                                                                 0.00
        Change from immediately preceding Payment Date                                                                 0.00
        Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
        Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

    Certificate Interest Distribution Amount                                                                     142,398.96
                           ($ 3.10 per $1,000 original principal amount)

    Certificate Principal Distribution Amount                                                                  1,769,518.35
                           ($ 38.53 per $1,000 original principal amount)

    Certificate Interest Carryover Shortfall                                                                           0.00
      Change from immediately preceding Payment Date                                                                   0.00
                           ($ 0.00 per $1,000 original principal amount)
    Certificate Principal Carryover Shortfall                                                                          0.00
      Change from immediately preceding Payment Date                                                                   0.00
                           ($ 0.00 per $1,000 original principal amount)

                                                                                                                     page 5
                                 AMERICAN HONDA FINANCE CORPORATION
                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          Collection Period: 5/1/2006 through 5/31/2006                       Determination Date: 6/13/2006
                                                                                                    Payment Date: 6/19/2006
                                              PORTFOLIO AND SECURITY SUMMARY
                                              ------------------------------
                                                                                  Beginning                      End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                      of Period                   of Period
--------------------------------------------                                  -----------------            -----------------

    (A) Balances and Principal Factors
        (i)    Aggregate Balance of Notes                                      $875,162,813.56              $837,167,874.57
        (ii)   Note Pool Factor                                                      0.6605626                    0.6318844
        (iii)  Class A-1 Notes Balance                                                    0.00                         0.00
        (iv)   Class A-1 Notes Pool Factor                                           0.0000000                    0.0000000
        (v)    Class A-2 Notes Balance                                          235,287,813.56               197,292,874.57
        (vi)   Class A-2 Notes Pool Factor                                           0.6819937                    0.5718634
        (vii)  Class A-3 Notes Balance                                          440,000,000.00               440,000,000.00
        (viii) Class A-3 Notes Pool Factor                                           1.0000000                    1.0000000
        (ix)   Class A-4 Notes Balance                                          199,875,000.00               199,875,000.00
        (x)    Class A-4 Notes Pool Factor                                           1.0000000                    1.0000000
        (xi)   Certificates Balance                                              42,401,675.49                40,632,157.14
        (xii)  Certificates Pool Factor                                              0.9233221                    0.8847898
        (xiii) Total Principal Balance of Notes and Certificates                917,564,489.05               877,800,031.71
    (B) Portfolio Information
        (i)    Weighted Average Coupon (WAC)                                             3.92%                        3.92%
        (ii)   Weighted Average Remaining Maturity (WAM)                                 38.18 months                 37.33 months
        (iii)  Remaining Number of Receivables                                          79,966                       78,676
        (iv)   Portfolio Receivable Balance                                    $917,564,489.05              $877,800,031.71
    (C) Outstanding Advance Amount                                                 $406,038.71                  $348,756.96
    (D) Outstanding Payahead Balance                                                     $0.00                        $0.00

                                                    SUMMARY OF ACCOUNTS
                                                    -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
    (A) Beginning Reserve Account Balance                                                                     $6,853,989.76
    (B) Draws                                                                                                          0.00
        (i)    Draw for Servicing Fee                                                                                  0.00
        (ii)   Draw for Interest                                                                                       0.00
        (iii)  Draw for Realized Losses                                                                                0.00
    (C) Excess Interest Deposited into the Reserve Account                                                             0.00
    (D) Reserve Account Balance Prior to Release                                                               6,853,989.76
    (E) Reserve Account Required Amount                                                                        6,853,989.76
    (F) Final Reserve Account Required Amount                                                                  6,853,989.76
    (G) Excess Reserve Account Amount                                                                                  0.00
    (H) Release of Reserve Account Balance to Seller                                                                   0.00
    (I) Ending Reserve Account Balance                                                                         6,853,989.76

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
    (A) Beginning Yield Supplement Account Balance                                                            27,788,619.77
    (B) Investment Earnings                                                                                      119,137.25
    (C) Investment Earnings Withdraw                                                                                   0.00
    (D) Additional Yield Supplement Amounts                                                                            0.00
    (E) Yield Supplement Deposit Amount                                                                        1,900,652.84
    (F) Release of Yield Deposit Account Balance to Seller                                                             0.00
                                                                                                          -----------------
    (G) Ending Yield Supplement Account Balance                                                               26,007,104.18

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
    (A) Liquidated Contracts
        (i)    Liquidation Proceeds                                                                             $285,855.71
        (ii)   Recoveries on Previously Liquidated Contracts                                                     201,444.91
    (B) Aggregate Net Losses for Collection Period                                                               107,114.55
    (C) Net Loss Rate for Collection Period (annualized)                                                              0.14%
    (D) Cumulative Net Losses for all Periods                                                                  3,859,001.52

    (E) Delinquent Receivables                                 # Units                   Dollar Amount
                                                        ---------------------   --------------------------------

        (i)    30-59 Days Delinquent                      1,925         2.45%   $22,711,586.73             2.59%
        (ii)   60-89 Days Delinquent                        365         0.46%    $4,446,685.44             0.51%
        (iii)  90 Days or More Delinquent                    84         0.11%    $1,031,983.64             0.12%

XVIII. REPOSSESSION ACTIVITY                                   # Units                   Dollar Amount
----------------------------                            ---------------------   --------------------------------
    (A) Vehicles Repossessed During Collection Period        43         0.05%      $522,840.15             0.06%
    (B) Total Repossessed Vehicles in Inventory              76         0.10%      $977,824.60             0.11%

                                                                                                                     page 6
                                 AMERICAN HONDA FINANCE CORPORATION
                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                          Collection Period: 5/1/2006 through 5/31/2006                       Determination Date: 6/13/2006
                                                                                                    Payment Date: 6/19/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
    (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
        (i)   Second Preceding Collection Period                                                                      0.09%
        (ii)  Preceding Collection Period                                                                             0.34%
        (iii) Current Collection Period                                                                               0.14%
        (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.19%
    (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
        (i)   Second Preceding Collection Period                                                                      0.55%
        (ii)  Preceding Collection Period                                                                             0.69%
        (iii) Current Collection Period                                                                               0.67%
        (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.64%

    (C) Loss and Delinquency Trigger Indicator                                                      Trigger was not hit.

    I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

         /s/ Paul C. Honda
         ----------------------------
         Paul C. Honda
         Assistant Vice President